TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund (Conservative Allocation Fund)

Target Moderate Allocation Fund (Moderate Allocation Fund)

Supplement dated November 19, 2008

to the Prospectus dated October 1, 2008

On November 7, 2008, the Board of Trustees of Target Asset Allocation Funds approved revisions to certain non-fundamental investment policies for Conservative Allocation Fund and Moderate Allocation Fund (the Funds). The Board approved revisions that would allow the Funds to increase its permissible emerging markets exposure. The change was proposed by the sub-adviser to these portfolios, Pacific Investment Management Company LLC (PIMCO) and is intended to add investment flexibility and provide consistency across the PI portfolios sub-advised by PIMCO. The following table indicates the current and revised investment policies:

Fund	Current Policy	Proposed Policy
Conservative Allocation Fund Moderate Allocation Fund	“The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in debt obligations of issuers in emerging markets.”

“The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, and up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.”

To reflect the changes described above, the following changes are hereby made to the Funds’ prospectus and SAI as follows:

1.         Paragraph six of the section in the Prospectus under the caption "Risk Return Summary – Investment Objectives and Principal Strategies – How are the Funds Managed? – Conservative Allocation Fund" is deleted and replaced with the following:

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, and up to 15% of its total assets in securities and instruments that are economically tied to emerging countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

2.         Paragraph seven of the section in the Prospectus under the caption "Risk Return Summary – Investment Objectives and Principal Strategies – How are the Funds Managed? – Moderate Allocation Fund" is deleted and replaced with the following:

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, and up to 15% of its total assets in securities and instruments that are economically tied to emerging countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

3.         Paragraph three of the section in the Prospectus under the caption "How the Funds Invest – Investment Objectives and Policies – Fixed Income Segments" is deleted and replaced with the following:

The Conservative Allocation Fund and Moderate Allocation Fund may each invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, and up to 15% of its total assets in securities and instruments that are economically tied to emerging countries, including (but not limited to) Brady Bonds. In the fixed income segments, foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

4.         The principal and non-principal strategies table for Conservative Allocation Fund and Moderate Allocation Fund at the end of the section in the Prospectus under the caption "How the Funds Invest – Investment Risks" are amended as follows:

•	Foreign Debt Securities (up to 30%, no more than 15% in securities and instruments that are economically tied to emerging countries.)

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